Q2 2025 Earnings Presentation 8333 Douglas Avenue, Suite 1100 | Dallas, Texas 75225 | 214.238.5700 | capitalsouthwest.com October 29, 2024 Capital Southwest Corporation

Page 2 Important Notices • These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer to purchase, any securities of Capital Southwest. • These materials and the presentations of which they are a part, and the summaries contained herein, do not purport to be complete and no obligation to update or otherwise revise such information is being assumed. Nothing shall be relied upon as a promise or representation as to the future performance of Capital Southwest. Such information is qualified in its entirety by reference to the more detailed discussions contained elsewhere in Capital Southwest’s public filings with the Securities and Exchange Commission (the "SEC"). • There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation of which they form a part will be achieved. Any references herein to any of the Capital Southwest’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by Capital Southwest will be profitable or will equal the performance of these investments. • The information contained herein has been derived from financial statements and other documents provided by the portfolio companies unless otherwise stated. • Past performance is not indicative of future results. In addition, there can be no assurance that unrealized investments will be realized at the expected multiples shown as actual realized returns will depend on, among other factors, future operating results of each of Capital Southwest’s current portfolio companies, the value of the assets and economic conditions at the time of disposition, any related transaction costs, and the timing and manner of sale, all of which may differ from the assumptions on which Capital Southwest’s expected returns are based. In many instances, Capital Southwest will not determine the timing or manner of sale of its portfolio companies. • Capital Southwest has filed a registration statement (which contains the prospectus) with the SEC for any offering to which this communication may relate and may file one or more prospectus supplements to the prospectus in the future. Before you invest in any of Capital Southwest's securities, you should read the registration statement and the applicable prospectus and prospectus supplement(s), including the information incorporated by reference therein, in order to fully understand all of the implications and risks of an offering of Capital Southwest's securities. You should also read other documents Capital Southwest has filed with the SEC for more complete information about Capital Southwest and any offering of its securities. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. Alternatively, Capital Southwest will arrange to send you any applicable prospectus and prospectus supplement(s) if you request such materials by calling us at (214) 238-5700. These materials are also made available, free of charge, on our website at www.capitalsouthwest.com. Information contained on our website is not incorporated by reference into this communication.

Page 3 • This presentation contains forward-looking statements relating to, among other things, the business, market conditions, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, and future market demand. Any statements that are not statements of historical fact are forward-looking statements. Forward-looking statements are often, but not always, preceded by, followed by, or include words such as "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest and speak only as of the date of this presentation. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. • These risks include risks related to: changes in the markets in which Capital Southwest invests; changes in the financial, capital, and lending markets; the impact of interest rate volatility; the impact of supply chain constraints and labor difficulties on our portfolio companies; elevated levels of inflation and its impact on Capital Southwest's portfolio companies and the industries in which it invests; regulatory changes; tax treatment and general economic and business conditions; our ability to operate our wholly owned subsidiary, Capital Southwest SBIC I, LP, as a small business investment company ("SBIC"); and an economic downturn and its impact on the ability of our portfolio companies to operate and the investment opportunities available to us. • For a further discussion of some of the risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K or the fiscal year ended March 31, 2024 and its subsequent filings with the SEC. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or financial condition. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements. Capital Southwest does not assume any obligation to revise or to update these forward-looking statements, whether as a result of new information, subsequent events or circumstances, or otherwise, except as may be required by law. Forward-Looking Statements

Page 4 Bowen S. Diehl President and Chief Executive Officer Michael S. Sarner Chief Financial Officer Josh S. Weinstein Senior Managing Director and Chief Investment Officer Chris Rehberger Executive Vice President and Treasurer Conference Call Participants

Page 5 • CSWC was formed in 1961, and elected to be regulated as a BDC in 1988 • Publicly-traded on Nasdaq: Common Stock (“CSWC”) and 7.75% Notes due 2028 ("CSWCZ") • Internally Managed BDC with RIC tax treatment for U.S. federal income tax purposes • 32 employees based in Dallas, Texas • Total Balance Sheet Assets of $1.6 B as of September 30, 2024 • Operate Capital Southwest SBIC I, LP, a wholly-owned subsidiary • Maintain investment grade issuer ratings of Baa3 from Moody's and BBB- from Fitch CSWC Company Overview CSWC is a middle-market lending firm focused on supporting the acquisition and growth of middle-market companies across the capital structure

Page 6 • Q2 2025 Pre-Tax Net Investment Income (“NII”) of $30.0 MM or $0.64 per share • Declared Regular Dividend of $0.58 per share for the quarter ending December 31, 2024 ◦ In addition, declared Supplemental Dividend of $0.05 per share for the quarter ending December 31, 2024 • Investment Portfolio at Fair Value of approximately $1.5 B ◦ $89.8 MM in total new committed investments to four new portfolio companies and eleven existing portfolio companies ◦ $45.2 MM in total proceeds from four debt prepayments generating a weighted average IRR of 14.5% • Net Asset Value per share of $16.59 as of September 30, 2024 • Increased total commitments on existing Corporate Credit Facility to $485 MM from $460 MM during the quarter • Raised $20.6 MM in gross proceeds through Equity ATM Program during the quarter ◦ Sold shares at weighted-average price of $24.49 per share, or 148% of the prevailing NAV per share • Regulatory Debt to Equity ended at 0.80x for the quarter • $428 MM of total availability and $47 MM in cash and cash equivalents as of quarter end ◦ $406 MM available on Credit Facilities and $22 MM of SBA Debentures available to be drawn Q2 2025 Highlights Financial Highlights

Page 7 • In the last twelve months ended 9/30/2024, CSWC generated $2.73 per share in Pre-Tax NII and paid out $2.29 per share in Regular Dividends ◦ LTM Pre-Tax NII Regular Dividend Coverage of 119% • Cumulative Pre-Tax NII Regular Dividend Coverage of 111% since launch of credit strategy in 2015 • Total of $4.06 per share Special and Supplemental Dividends declared since launch of credit strategy in 2015 • Estimated Undistributed Taxable Income ("UTI") of $0.64 per share as of September 30, 2024 Track Record of Consistent Dividends Continues Dividend Yield – Quarterly Annualized Total Dividend / CSWC Share Price at Qtr. End D iv id en d Pe r Sh ar e $0.54 $0.97 $0.48 $0.63 $0.50 $0.57 $0.58 $0.59 $0.62 $0.63 $0.63 $0.63 $0.64 $0.63 $0.44 $0.47 $0.48 $0.48 $0.50 $0.52 $0.53 $0.54 $0.56 $0.57 $0.57 $0.57 $0.58 $0.58 $0.10 $0.50 $0.05 $0.05 $0.05 $0.06 $0.06 $0.06 $0.06 $0.06 $0.05 $0.15 Regular Dividend Per Share Supplemental Dividend Per Share Special Dividend Per Share 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 8.6% 15.3% 8.1% 13.7% 13.3% 13.0% 11.8% 12.0% 10.8% 10.6% 10.1% 9.7% 10.1%

Page 8 History of Value Creation $17.68 $17.38 $18.63 $20.90 $22.71 $21.97 $24.90 $28.27 $30.06 $32.93 $33.39 $34.02 $17.68 $17.34 $17.80 $19.08 $18.62 $15.13 $16.01 $16.86 $16.37 $16.77 $16.60 $16.59 $0.26 $0.26 $1.16 $2.31 $2.71 $3.41 $3.66 $3.89 $3.95 $4.01 $0.04 $0.57 $1.56 $2.93 $4.53 $6.18 $8.00 $10.03 $12.27 $12.84 $13.42 Net Asset Value Per Share Cumulative Special/Supplemental Dividends Paid Per Share Cumulative Regular Dividends Paid Per Share 9/30/2015 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 3/31/2024 6/30/2024 9/30/2024 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 Total Value (Net Asset Value + Cumulative Dividends Paid) Increase from Credit Strategy of $16.34 per share through 9/30/2024

Page 9 CSWC leads financing transactions, primarily backing private equity firms that generally fit the following parameters • Flexible financing solutions to fund growth, changes of control, or other corporate events • Investments are diverse among industries, geographic regions, and end markets • Companies with EBITDA between $3 MM and $25 MM • Typical leverage of 2.5x – 4.5x Debt to EBITDA through CSWC debt position and Loan-to-Value of 25% - 50% • Investments generally range in size from $5 MM to $50 MM • Both sponsored and non-sponsored deals • Floating rate first lien debt securities • Frequently make equity co-investments alongside CSWC debt Lower Middle Market Credit Strategy

Page 10 Granular Credit Portfolio Heavily Weighted Towards First Lien Investments 98% of credit portfolio in first lien senior secured loans with an average investment hold size of 1.0% as of 9/30/2024 Credit Portfolio Heavily Weighted to First Lien $ (M illi on s) Average H old S ize % $93 $167 $239 $368 $474 $573 $794 $1,038 $1,345 $1,335 $1,374 5.6% 3.6% 3.8% 2.9% 2.3% 1.9% 1.5% 1.3% 0.9% 1.0% 1.0% Sub-Debt Second Lien First Lien Average Hold Size % 3/31/2016 3/31/2017 3/31/2018 3/31/2019 3/31/2020 3/31/2021 3/31/2022 3/31/2023 3/31/2024 6/30/2024 9/30/2024 $0 $250 $500 $750 $1,000 $1,250 —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 64% 28% 8% 82% 10% 8% 4% 10% 86% 90% 8% 2% 6% 92% 2% 93% 7% 96% 4% 43% 41% 16% 97% 3% 98% 2% 98% 2%

Page 11 $89.8 MM in total new committed investments to four new portfolio companies and eleven existing portfolio companies Q2 2025 Originations Portfolio Originations Q2 2025 Name Industry Type Total Debt Funded at Close ($000s) Total Equity Funded at Close ($000s) Unfunded Commitments at Close ($000s) Debt Yield to Maturity InSure Home Corporation Financial Services First Lien $25,000 $— $— 12.5% Campany Roof Maintenance, LLC Consumer Services First Lien / Equity $12,921 $250 $7,079 11.7% LEHR Upfitters, LLC Commercial Services & Supplies First Lien / Equity $10,004 $725 $6,996 11.0% UPS Intermediate, LLC Industrial Services First Lien $10,000 $— $— 11.2% Central Medical Supply, LLC Healthcare Equipment & Supplies First Lien $8,750 $— $1,000 13.1% Cavalier Buyer, Inc. (DBA James River Cardiology) Healthcare Services First Lien / Equity $4,000 $143 $— 12.8% Scrip Inc. Healthcare Equipment & Supplies First Lien $— $— $1,300 12.6% Heat Trak, LLC(1) Consumer Products First Lien / Equity $500 $— $— 15.0% Student Resource Center, LLC Education Equity $— $356 $— N/A Lab Logistics, LLC Transportation & Logistics First Lien $239 $— $40 11.8% Island Pump and Tank, LLC Environmental Services Equity $— $239 $— N/A Acceleration Partners, LLC Media & Marketing First Lien $199 $— $— 13.0% Other Equity Co-Investments Various Equity $— $77 $— N/A Total / Wtd. Avg $71,614 $1,789 $16,414 12.1% • $73.4 MM funded at close (1) CSWC received additional warrants as part of the add-on transaction

Page 12 Portfolio Exits Q2 2025 Name Industry Type Total Proceeds ($000s) Realized Gain / (Loss) ($000s) IRR Acceleration, LLC Media & Marketing First Lien $26,544 $387 16.1% South Coast Terminals, LLC Chemicals First Lien $14,413 $168 11.3% Retail Services WIS Corporation Data Processing & Outsourced Services First Lien $2,639 $15 17.2% ADS Tactical, Inc. Aerospace & Defense First Lien $1,601 $14 15.6% Total / Wtd. Avg $45,197 $584 14.5% Track Record of CSWC Exits Continues • During the quarter, CSWC exited four debt investments generating proceeds of $45.2 MM and a weighted average IRR of 14.5% • Cumulative weighted average IRR of 13.9% on 86 portfolio company exits, generating $1.1 B in proceeds since launch of credit strategy in January 2015 Refinancing activity in the portfolio continued this quarter as the lending market remains very competitive

Page 13 CSWC Investment Portfolio Composition (1) At September 30, 2024 and June 30, 2024, we had equity ownership in approximately 61% and 59%, respectively, of our investments (2) The weighted-average annual effective yields were computed using the effective interest rates during the quarter for all debt investments at cost as of September 30, 2024, including accretion of original issue discount but excluding fees payable upon repayment of the debt instruments (3) The weighted average annual effective yields on total investments were calculated by dividing total investment income, exclusive of non-recurring fees, by average total investments at fair value (4) Includes CSWC debt investments only. Weighted average EBITDA metric is calculated using investment cost basis weighting. For the quarters ended September 30, 2024 and June 30, 2024, twelve portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful. (5) Includes CSWC debt investments only. Calculated as the amount of each portfolio company’s debt (including CSWC’s position and debt senior or pari passu to CSWC’s position, but excluding debt subordinated to CSWC’s position) in the capital structure divided by each portfolio company’s adjusted EBITDA. Weighted average leverage is calculated using investment cost basis weighting. For the quarters ended September 30, 2024 and June 30, 2024, twelve portfolio companies are excluded from this calculation due to a reported debt to adjusted EBITDA ratio that was not meaningful. Maintaining appropriate portfolio leverage while receiving attractive risk- adjusted returns Investment Portfolio - Statistics (in $000's) 6/30/2024 9/30/2024 Total CSWC Portfolio Total CSWC Portfolio Number of Portfolio Companies 117 118 Total Cost $1,484,078 $1,522,664 Total Fair Value $1,468,126 $1,508,507 Average Hold Size Debt Investments (at Fair Value) $12,717 $13,086 Average Hold Size Equity Investments (at Fair Value) $1,925 $1,868 % First Lien Investments (at Fair Value) 88.9% 89.2% % Second Lien Investments (at Fair Value) 1.9% 1.8% % Subordinated Debt Investments (at Fair Value) 0.1% 0.1% % Equity (at Fair Value) (1) 9.1% 8.9% Wtd. Avg. Yield on Debt Investments (2) 13.3% 12.9% Wtd. Avg. Yield on Total Investments (3) 13.5% 12.7% Wtd. Avg. EBITDA of Issuer ($MM's) (4) $19.7 $19.8 Wtd. Avg. Leverage through CSWC Security (5) 3.8x 3.8x

Page 14 Approximately 94% of all debt investments are currently rated a "1" or "2" as credit portfolio continues to demonstrate solid performance Investment Rating 6/30/2024 Investment Rating Upgrades Investment Rating Downgrades 9/30/2024 # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) # of Loans Fair Value ($MM) % of Portfolio (FV) 1 19 $196.8 14.7% 4 $55.1 4.0% — $— —% 23 $247.5 18.0% 2 120 $1,036.8 77.7% 1 $24.9 1.8% — $— —% 114 $1,037.5 75.5% 3 10 $99.7 7.5% — $— —% 1 $11.7 0.9% 10 $87.8 6.4% 4 2 $1.9 0.1% — $— —% — $— —% 2 $1.1 0.1% Wtd. Avg. Investment Rating (at Cost) 1.98 1.92 Quarter-over-Quarter Investment Rating Migration Note: We utilize an internally developed investment rating system to rate the performance and monitor the expected level of returns for each debt investment in our portfolio. The investment rating system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein. Investment Ratings range from a rating of 1, which represents the least amount of risk in our portfolio, to 4, which indicates that the investment is performing materially below underwriting expectations.

Page 15 CSWC Portfolio Mix as of September 30, 2024 at Fair Value Current Investment Portfolio (By Type) Current Investment Portfolio (By Industry) Current Investment Portfolio of approximately $1.5 B continues to be heavily weighted towards first lien investments and diverse across industries First Lien 89.2% Second Lien 1.8% Senior Subordinated Debt 0.1% Equity 8.9% Healthcare Services 13% Food, Agriculture & Beverage 9% Consumer Products 8% Consumer Services 7% Financial Services 7% Media & Marketing 7% Business Services 7% Transportation & Logistics 5% Software & IT Services 4% Environmental Services 4% Healthcare Equipment & Supplies 3% Industrial Machinery 3% Industrial Products 3% Specialty Retail 3% Note: Equity represents equity co-investments across 72 portfolio companies.

Page 16 Income Statement (In Thousands, except per share amounts) Quarter Ended 12/31/2023 Quarter Ended 3/31/2024 Quarter Ended 6/30/2024 Quarter Ended 9/30/2024 Investment Income Interest Income $37,841 $39,923 $42,987 $43,698 PIK Interest Income 4,073 2,953 3,051 2,398 Dividend Income 4,672 1,887 2,418 572 Fees and Other Income 1,980 1,668 2,898 2,038 Total Investment Income $48,566 $46,431 $51,354 $48,706 Expenses Cash Compensation $3,919 $1,869 $3,466 $1,990 Share Based Compensation 1,188 1,131 1,224 1,538 General & Administrative 2,220 2,209 2,931 2,577 Total Expenses (excluding Interest) $7,327 $5,209 $7,621 $6,105 Interest Expense $11,473 $11,453 $12,447 $12,587 Pre-Tax Net Investment Income $29,766 $29,769 $31,286 $30,014 Gains / Losses and Taxes Net Realized and Unrealized Losses $(5,375) $(15,927) $(14,824) $(8,481) Realized Loss on Extinguishment of Debt — — — — Income Tax (Expense) / Benefit (907) (373) (2,427) 1,151 Net increase in Net Assets Resulting from Operations $23,484 $13,469 $14,035 $22,684 Weighted Average Diluted Shares Outstanding 41,514 44,101 45,665 47,243 Pre-Tax NII Per Diluted Weighted Average Share $0.72 $0.68 $0.69 $0.64 Net Increase in Net Assets Per Dil. Wtd. Average Share $0.57 $0.31 $0.31 $0.48

Page 17 Operating Leverage Trend Continuing to improve Operating Leverage through benefits of internally-managed structure Period Ending To ta l A ss et s ( $M M ) O perating Expenses as % of A vg A ssets $284 $326 $417 $552 $585 $736 $974 $1,258 $1,557 $1,544 $1,604 4.9% 4.2% 3.7% 3.0% 2.8% 2.4% 2.2% 1.9% 1.7% 1.8% 1.7% FY 16 FY 17 FY 18 FY 19 FY 20 FY 21 FY 22 FY 23 FY 24 Q1 FY 25 Q2 FY 25 $0 $250 $500 $750 $1,000 $1,250 $1,500 1% 2% 3% 4% 5% 6% Total Assets Operating Expenses as % of Average Total Assets Note: Operating Leverage calculated as last twelve months operating expenses (excluding interest expense) divided by average annual assets

Page 18 $16.60 $0.64 $(0.58) $(0.06) $(0.15) $(0.03) $0.13 $0.04 $16.59 6/3 0/2 02 4 N AV/Shar e Pre- Tax Net I nv est ment In com e Regu lar Divi den d Sup ple ment al D ivi den d Net C han ge in Valu ati on of Debt Port fol io Net C han ge in Valu ati on of Equ ity Port fol io Accr eti on fro m Equ ity Iss uan ce Othe r C orp ora te 9/3 0/2 02 4 N AV/Shar e $14 $14.5 $15 $15.5 $16 $16.5 $17 $17.5 $18 NAV per Share Bridge for Quarter Ended 9/30/24 Earnings / Dividends $0.00 per Share Investment Portfolio Valuation Change $(0.18) per Share Other Corporate $0.17 per Share

Page 19 Significant Unused Debt Capacity with Long-Term Duration Earliest debt maturity occurs in January 2026 Facility Total Commitments Interest Rate Maturity Principal Drawn Undrawn Commitment January 2026 Notes (1) $140.0 MM 4.50% January 2026 $140.0 MM N/A October 2026 Notes (2) $150.0 MM 3.375% October 2026 $150.0 MM N/A Corporate Credit Facility $485.0 MM Term SOFR + 2.15% August 2028 $200.0 MM $284.1 MM (3) August 2028 Notes (4) $71.9 MM 7.75% August 2028 $71.9 MM N/A SPV Credit Facility $200.0 MM Term SOFR + 2.50% March 2029 $78.0 MM $122.0 MM SBA Debentures $175.0 MM 4.32% (5) September 2031 (6) $153.0 MM $22.0 MM P rin ci pa l P ay m en ts ($ M M ) Long-Term Debt Obligations (Calendar Year) $290.0 $271.9 $231.0 $140.0 $78.0 $200.0 $150.0 $71.9 $153.0 January 2026 Notes SPV Facility Corporate Credit Facility October 2026 Notes August 2028 Notes SBA Debentures CY 2024 CY 2025 CY 2026 CY 2027 CY 2028 CY 2029 - Thereafter $0 $150 $300 $450 $600 (1) Redeemable in whole or in part at any time prior to October 31, 2025, at par plus a "make whole" premium, and thereafter at par (2) Redeemable in whole or in part at any time prior to July 1, 2026, at par plus a "make whole" premium, and thereafter at par (3) Net of $0.9 MM in letters of credit outstanding (4) Redeemable in whole or in part at Capital Southwest's option on or after August 1, 2025 (5) Weighted average interest rate of all SBA Debentures for the three months ended September 30, 2024 (6) First SBA Debentures mature on September 1, 2031

Page 20 Balance Sheet (In Thousands, except per share amounts) Quarter Ended 12/31/2023 Quarter Ended 3/31/2024 Quarter Ended 6/30/2024 Quarter Ended 9/30/2024 Assets Portfolio Investments $1,365,037 $1,476,561 $1,468,126 $1,508,507 Cash & Cash Equivalents 23,605 32,273 33,299 47,237 Other Assets 40,845 47,924 42,607 48,754 Total Assets $1,429,487 $1,556,758 $1,544,032 $1,604,498 Liabilities SBA Debentures $126,081 $148,695 $148,880 $149,064 January 2026 Notes 139,304 139,388 139,472 139,557 October 2026 Notes 147,884 148,077 148,269 148,462 August 2028 Notes 69,566 69,693 69,820 69,948 Credit Facilities 195,000 265,000 229,000 278,000 Other Liabilities 30,687 30,229 31,260 28,209 Total Liabilities $708,522 $801,082 $766,701 $813,240 Shareholders Equity Net Asset Value $720,965 $755,676 $777,331 $791,258 Net Asset Value per Share $16.77 $16.77 $16.60 $16.59 Regulatory Debt to Equity 0.77x 0.82x 0.75x 0.80x

Page 21 Portfolio Statistics (1) CSWC utilizes an internal 1 - 4 investment rating system in which 1 represents material outperformance and 4 represents material underperformance. All new investments are initially set to 2. Weighted average investment rating is calculated at cost. (2) At Fair Value Continuing to build a well performing credit portfolio (In Thousands) Quarter Ended 12/31/2023 Quarter Ended 3/31/2024 Quarter Ended 6/30/2024 Quarter Ended 9/30/2024 Portfolio Statistics Fair Value of Debt Investments $1,181,737 $1,344,559 $1,335,279 $1,374,041 Average Debt Investment Hold Size $13,741 $12,566 $12,717 $13,086 Fair Value of Debt Investments as a % of Par 97% 96% 95% 95% % of Investment Portfolio on Non-Accrual (at Fair Value) 2.2% 2.3% 1.9% 3.5% Weighted Average Investment Rating (1) 1.91 1.95 1.98 1.92 Weighted Average Yield on Debt Investments 13.53% 13.29% 13.26% 12.87% Fair Value of All Portfolio Investments $1,365,037 $1,476,561 $1,468,126 $1,508,507 Weighted Average Yield on all Portfolio Investments 13.74% 12.67% 13.49% 12.73% Investment Mix (Debt vs. Equity) (2) 90% / 10% 91% / 9% 91% / 9% 91% / 9%

Page 22 Investment Income Detail Constructing a portfolio of investments with recurring cash yield (In Thousands) Quarter Ended 12/31/2023 Quarter Ended 3/31/2024 Quarter Ended 6/30/2024 Quarter Ended 9/30/2024 Investment Income Breakdown Cash Interest $36,743 $38,881 $41,998 $42,629 Cash Dividends 4,672 1,887 2,418 572 PIK Income 4,073 2,953 3,051 2,398 Amortization of Purchase Discounts and Fees 1,292 1,254 1,531 1,560 Management/Admin Fees 467 469 465 480 Prepayment Fees & Other Income 1,319 987 1,891 1,067 Total Investment Income $48,566 $46,431 $51,354 $48,706 Key Metrics Cash Income as a % of Investment Income (1) 92% 94% 94% 95% % of Total Investment Income that is Recurring 93% 98% 94% 98% (1) Includes Purchase Discounts and Fees previously received in cash

Page 23 Key Financial Metrics Strong Pre-Tax Net Investment Income and Dividend Yield driven by net portfolio growth and investment performance (1) Return on Equity is calculated as the quarterly annualized Pre-Tax NII, Realized Earnings, or Total Earnings, respectively, divided by equity at the end of the prior quarter Quarter Ended 12/31/2023 Quarter Ended 3/31/2024 Quarter Ended 6/30/2024 Quarter Ended 9/30/2024 Key Financial Metrics Pre-Tax Net Investment Income Per Wtd Avg Diluted Share $0.72 $0.68 $0.69 $0.64 Pre-Tax Net Investment Income Return on Equity (ROE)(1) 17.42% 16.10% 16.34% 15.31% Realized Earnings Per Wtd Avg Diluted Share $0.51 $0.22 $0.65 $0.44 Realized Earnings Return on Equity (ROE)(1) 12.30% 5.27% 15.45% 10.65% Earnings Per Wtd Avg Diluted Share $0.57 $0.31 $0.31 $0.48 Earnings Return on Equity (ROE)(1) 13.75% 7.28% 7.33% 11.57% Regular Dividends per Share $0.57 $0.57 $0.57 $0.58 Supplemental / Special Dividends per Share $0.06 $0.06 $0.06 $0.06 Total Dividends per Share $0.63 $0.63 $0.63 $0.64

Page 24 Note: Illustrative change in annual NII does not adjust for potential changes in the credit market, credit quality, size and composition of the assets in the portfolio. It also does not adjust for other business developments, including future originations and repayments. Accordingly, no assurances can be given that actual results would not differ materially from the table above. Interest Rate Sensitivity Fixed vs. Floating Credit Portfolio Exposure Change in Base Interest Rates Illustrative Annual NII Change ($'s) Illustrative Annual NII Change ($ Per Share) (200 bps) (21,129,113) (0.44) (150 bps) (15,846,835) (0.33) (100 bps) (10,564,556) (0.22) (50 bps) (5,282,278) (0.11) 50 bps 5,282,278 0.11 2.5% 97.5% Fixed Floating

Page 25 Corporate Information Board of Directors Senior Management Fiscal Year End Inside Director Bowen S. Diehl March 31 Bowen S. Diehl President & Chief Executive Officer Independent Directors Independent Auditor David R. Brooks Michael S. Sarner RSM US LLP Chicago, ILChristine S. Battist Chief Financial Officer, Secretary & Treasurer Jack D. Furst William R. Thomas Josh S. Weinstein Ramona Rogers-Windsor Senior Managing Director & Chief Investment Officer Corporate Counsel Eversheds Sutherland (US) LLP Corporate Offices & Website Investor Relations 8333 Douglas Avenue Michael S. Sarner Suite 1100 Capital Southwest Dallas, TX 75225 214-884-3829 http://www.capitalsouthwest.com msarner@capitalsouthwest.com Transfer Agent Equiniti Trust Company, LLC Securities Listing www.equiniti.com Nasdaq: "CSWC" (Common Stock) Nasdaq: "CSWCZ" (7.75% Notes due 2028) Industry Analyst Coverage Firm Analyst Contact Information Ladenburg Thalmann & Co., Inc. Mickey Schleien Direct: 305-572-4131 Citizens JMP Brian McKenna Direct: 585-217-7407 Jefferies, LLC Kyle Joseph Direct: 510-418-0754 Raymond James & Associates Robert Dodd Direct: 901-579-4560 Oppenheimer & Co., Inc. Mitchel Penn Direct: 212-667-7136 UBS Securities, LLC Douglas Harter Direct: 212-882-0080 B. Riley Securities Bryce Rowe Direct: 703-312-1820